                                                                    EXHIBIT 99.7

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC3

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                         $[1,042,650,000] (APPROXIMATE)
                  SPECIALTY UNDERWRITING & Residential Finance
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-BC3

                                  [SURF LOGO]

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                             J.P. MORGAN CHASE BANK
                                     TRUSTEE

                                SEPTEMBER 7, 2005

--------------------------------------------------------------------------------
RECIPIENTS must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC3

                                IMPORTANT NOTICES

This document and the information contained herein (the "Computational Materials") are confidential and may not be used by or disclosed to any person other than the person to whom they were originally delivered and such person's legal, tax, financial and/or accounting advisors. If you have received these Computational Materials in error, please notify the sending party immediately by telephone and return the original to such party by mail. Notwithstanding the foregoing, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the securities, and all materials of any kind relating to such federal tax treatment and structure, other than the identity of the issuer and information that would permit the identification of the issuer.

These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in these Computational Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities has not been filed with the Securities and Exchange Commission. These Computational Materials shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in these Computational Materials in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in these Computational Materials for definitive information on any matter discussed herein. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

TOTAL COLLATERAL
MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance                       $1,071,168,362
Aggregate Original Principal Balance                          $1,073,360,100
Number of Mortgage Loans                                               7,076

                                       MINIMUM                    MAXIMUM                    AVERAGE (1)
                                       -------                  ----------                   -----------
Original Principal Balance             $12,600                  $1,000,000                    $151,690
Outstanding Principal Balance          $12,581                  $  997,300                    $151,380

                                       MINIMUM                  MAXIMUM                WEIGHTED AVERAGE (2)
                                       -------                  -------                --------------------
Original Term (mos)                       120                       360                          346
Stated remaining Term (mos)               114                       357                          340
Loan Age (mos)                              3                        18                            5
Current Interest Rate                   4.875%                   12.850%                       7.243%
Initial Interest Rate Cap (3)           1.000%                    5.000%                       2.907%
Periodic Rate Cap (3)                   1.000%                    2.000%                       1.149%
Gross Margin (3)                        2.220%                   12.150%                       6.335%
Maximum Mortgage Rate (3)              10.875%                   17.990%                      13.240%
Minimum Mortgage Rate (3)               2.250%                   10.990%                       6.887%
Months to Roll (3)                          1                        56                           21
Original Loan-to-Value                  13.41%                   100.00%                       81.98%
Credit Score (4)                          500                       801                          618

                                       EARLIEST                   LATEST
                                       --------                   ------
Maturity Date                         03/01/2015                06/01/2035

                             PERCENT OF                                                PERCENT OF
LIEN POSITION               MORTGAGE POOL      YEAR OF ORIGINATION                    MORTGAGE POOL
                            -------------                                             -------------
1st Lien                        92.87%         2004                                        3.03%
2nd Lien                         7.13          2005                                       96.97%

OCCUPANCY                                      LOAN PURPOSE
Primary                         98.24%         Purchase                                   42.01%
Second Home                      0.35          Refinance - Rate/Term                       4.63
Investment                       1.41          Refinance - Cashout                        53.36

LOAN TYPE                                      PROPERTY TYPE
Fixed Rate                      20.63%         Single Family                              76.17%
ARM                             79.37          Planned Unit Development                   12.97
                                               Two- to Four-Family                         4.47
AMORTIZATION TYPE                              Condominium                                 5.49
Fully Amortizing                60.64%         Townhouse                                   0.55
Interest-Only                   32.50          Manufactured Housing                        0.05
Balloon                          6.87          Rowhouse                                    0.30

(1) Sum of Principal Balance divided by total number of loans.

(2) Weighted by Outstanding Principal Balance.

(3) Adjustable Rate Mortgage Loans only.

(4) Minimum and Weighting only for loans with scores.

MORTGAGE RATES

                          NUMBER      AGGREGATE                              WEIGHTED     AVERAGE     WEIGHTED
                            OF        PRINCIPAL    PERCENT OF    WEIGHTED    AVERAGE     PRINCIPAL    AVERAGE   PERCENT
                         MORTGAGE      BALANCE      MORTGAGE     AVERAGE      CREDIT      BALANCE     ORIGINAL   FULL    PERCENT
RANGE OF MORTGAGE RATES   LOANS      OUTSTANDING      POOL        COUPON      SCORE     OUTSTANDING     LTV       DOC      IO
-----------------------   -----    --------------    ------       ------      -----     -----------   ------     -----    -----
5.500% or less               73    $   17,884,740      1.67%       5.378%      647        $244,996     76.67%    74.94%   63.94%
5.501% to 6.000%            418       103,899,227      9.70        5.880       634         248,563     77.38     66.56    54.78
6.001% to 6.500%            875       190,612,098     17.79        6.336       631         217,842     78.83     52.97    48.29
6.501% to 7.000%           1438       285,996,934     26.70        6.817       620         198,885     79.48     47.14    39.37
7.001% to 7.500%            961       160,850,029     15.02        7.300       604         167,378     81.16     54.29    27.77
7.501% to 8.000%            863       135,251,166     12.63        7.798       596         156,722     83.68     56.09    17.42
8.001% to 8.500%            381        51,163,198      4.78        8.289       597         134,287     86.73     62.15     6.94
8.501% to 9.000%            313        34,254,388      3.20        8.791       598         109,439     88.39     66.05     7.75
9.001% to 9.500%            227        16,138,657      1.51        9.351       619          71,095     90.89     60.67     4.00
9.501% to 10.000%           437        24,769,438      2.31        9.898       640          56,681     96.01     49.56     0.00
10.001% to 10.500%          318        16,545,435      1.54       10.344       650          52,030     97.41     33.37     0.00
10.501% to 11.000%          548        25,382,312      2.37       10.857       646          46,318     99.21     24.72     0.00
11.001% to 11.500%          147         5,352,194      0.50       11.285       643          36,409     99.77     26.09     0.00
11.501% to 12.000%           66         2,793,855      0.26       11.834       632          42,331     99.11     27.56     0.00
12.001% to 12.500%            8           194,101      0.02       12.252       624          24,263     99.93     43.22     0.00
12.501% to 13.000%            3            80,591      0.01       12.767       642          26,864    100.00     26.53     0.00
                          -----    --------------    ------       ------       ---        --------    ------     -----    -----
TOTAL:                    7,076    $1,071,168,362    100.00%       7.243%      618        $151,380     81.98%    53.41%   32.50%
                          -----    --------------    ------       ------       ---        --------    ------     -----    -----

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.875% per annum to 12.850% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 7.243% per annum.

REMAINING MONTHS TO STATED MATURITY

                          NUMBER      AGGREGATE                              WEIGHTED     AVERAGE     WEIGHTED
RANGE OF                    OF        PRINCIPAL    PERCENT OF    WEIGHTED    AVERAGE     PRINCIPAL    AVERAGE   PERCENT
REMAINING MONTHS         MORTGAGE      BALANCE      MORTGAGE     AVERAGE      CREDIT      BALANCE     ORIGINAL   FULL     PERCENT
TO STATED MATURITY        LOANS      OUTSTANDING      POOL        COUPON      SCORE     OUTSTANDING     LTV       DOC       IO
-----------------------   -----    --------------    ------       ------      -----     -----------   ------     -----     -----
109 to 120                   10    $      437,119      0.04%       8.242%      624        $ 43,712     85.99%     72.09%    0.00%
157 to 168                    5           208,658      0.02       10.078       630          41,732     98.04      28.45     0.00
169 to 180                1,647        80,905,822      7.55       10.127       653          49,123     97.35      36.62     0.00
229 to 240                   67         4,626,972      0.43        8.172       624          69,059     82.46      62.26     2.80
289 to 300                    3           235,480      0.02        8.567       611          78,493     75.04     100.00     0.00
337 to 348                    8         1,069,515      0.10        7.273       620         133,689     78.96      21.27     0.00
349 to 360                5,336       983,684,796     91.83        7.000       616         184,349     80.72      54.77    35.37
                          -----    --------------    ------       ------       ---        --------    ------     ------   ------
TOTAL:                    7,076    $1,071,168,362    100.00%       7.243%      618        $151,380     81.98%     53.41%   32.50%
                          -----    --------------    ------       ------       ---        --------    ------     ------   ------

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 114 months to 357 months and the weighted average remaining term to stated maturity of the Mortgage Loans was approximately 340 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                          NUMBER      AGGREGATE                              WEIGHTED     AVERAGE     WEIGHTED
RANGE OF ORIGINAL           OF        PRINCIPAL    PERCENT OF    WEIGHTED    AVERAGE     PRINCIPAL    AVERAGE   PERCENT
MORTGAGE LOAN PRINCIPAL  MORTGAGE      BALANCE      MORTGAGE     AVERAGE      CREDIT      BALANCE     ORIGINAL   FULL    PERCENT
BALANCES                  LOANS      OUTSTANDING      POOL        COUPON      SCORE     OUTSTANDING     LTV       DOC      IO
-----------------------   -----    --------------    ------       ------      -----     -----------   ------     -----    -----
$50,000 or less           1,143    $   37,083,005      3.46%      10.264%      647        $ 32,444     97.12%    46.73%    0.00%
$50,001 to $100,000       1,584       118,598,631     11.07        8.482       622          74,873     86.64     59.16     1.69
$100,001 to $150,000      1,487       183,388,351     17.12        7.383       615         123,328     82.16     63.95    13.82
$150,001 to $200,000        958       166,875,446     15.58        7.050       613         174,191     80.19     59.42    27.95
$200,001 to $250,000        710       159,190,708     14.86        6.958       613         224,212     80.10     52.55    36.20
$250,001 to $300,000        474       129,312,941     12.07        6.827       615         272,812     80.08     47.29    43.92
$300,001 to $350,000        308        99,236,325      9.26        6.748       619         322,196     80.63     43.40    49.41
$350,001 to $400,000        193        72,139,736      6.73        6.754       626         373,781     80.76     38.71    60.89
$400,001 to $450,000         93        39,374,431      3.68        6.607       629         423,381     81.90     37.89    62.30
$450,001 to $500,000         78        37,637,021      3.51        6.562       625         482,526     81.74     46.00    65.50
$500,001 to $550,000         18         9,438,701      0.88        6.507       625         524,372     81.33     61.06    66.63
$550,001 to $600,000         16         9,328,459      0.87        6.610       630         583,029     78.51     81.14    49.75
$600,001 to $650,000          5         3,105,074      0.29        6.752       603         621,015     81.95    100.00    79.81
$650,001 to $700,000          6         3,990,233      0.37        6.528       626         665,039     77.97     49.98    66.39
$700,001 to $750,000          1           708,000      0.07        6.990       573         708,000     80.00    100.00   100.00
$750,001 to $800,000          1           764,000      0.07        6.625       691         764,000     89.36      0.00   100.00
$950,001 to $1,000,000        1           997,300      0.09        6.550       625         997,300     65.57    100.00     0.00
                          -----    --------------    ------       ------       ---        --------    ------    ------   ------
TOTAL:                    7,076    $1,071,168,362    100.00%       7.243%      618        $151,380     81.98%    53.41%   32.50%
                          -----    --------------    ------       ------       ---        --------    ------    ------   ------

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $12,587 to approximately $998,205 and the average outstanding principal balance of the Mortgage Loans was approximately $151,694.

PRODUCT TYPES

                          NUMBER      AGGREGATE                              WEIGHTED     AVERAGE     WEIGHTED
                            OF        PRINCIPAL    PERCENT OF    WEIGHTED    AVERAGE     PRINCIPAL    AVERAGE   PERCENT
                         MORTGAGE      BALANCE      MORTGAGE     AVERAGE      CREDIT      BALANCE     ORIGINAL   FULL    PERCENT
PRODUCT TYPES             LOANS      OUTSTANDING      POOL        COUPON      SCORE     OUTSTANDING     LTV       DOC      IO
-----------------------   -----    --------------    ------       ------      -----     -----------   ------     -----    -----
Balloon Loans             1,529    $   73,575,298      6.87%      10.321%      658        $ 48,120     99.42%    33.79%    0.00%
10 Year Fixed Loans           9           391,013      0.04        8.271       625          43,446     84.33     68.80     0.00
15 Year Fixed Loans         128         7,893,646      0.74        8.226       606          61,669     77.86     62.62     0.00
20 Year Fixed Loans          65         4,482,065      0.42        8.140       621          68,955     81.89     64.27     2.89
25 Year Fixed Loans           2           100,880      0.01        8.749       667          50,440     55.07    100.00     0.00
30 Year Fixed Loans         888       134,586,888     12.56        7.109       603         151,562     78.15     69.60     3.73
Six-Month LIBOR              14         4,286,574      0.40        5.859       620         306,184     77.54     48.78     0.00
2/28 LIBOR ARM            3,659       707,584,987     66.06        6.985       617         193,382     80.93     51.38    41.21
2/1 LIBOR ARM               118        17,056,475      1.59        7.399       606         144,546     85.79     72.96     0.00
3/27 LIBOR ARM              622       113,690,561     10.61        6.975       623         182,782     81.82     55.33    41.92
3/1 LIBOR ARM                18         2,561,069      0.24        6.858       635         142,282     81.14     69.12    19.76
5/25 LIBOR ARM               23         4,743,276      0.44        6.461       653         206,229     79.69     55.30    62.18
5/1 LIBOR ARM                 1           215,629      0.02        6.500       639         215,629     80.00      0.00   100.00
                          -----    --------------    ------       ------       ---        --------    ------    ------   ------
TOTAL:                    7,076    $1,071,168,362    100.00%       7.243%      618        $151,380     81.98%    53.41%   32.50%
                          -----    --------------    ------       ------       ---        --------    ------    ------   ------

AMORTIZATION TYPE

                          NUMBER      AGGREGATE                              WEIGHTED     AVERAGE     WEIGHTED
                            OF        PRINCIPAL    PERCENT OF    WEIGHTED    AVERAGE     PRINCIPAL    AVERAGE   PERCENT
                         MORTGAGE      BALANCE      MORTGAGE     AVERAGE      CREDIT      BALANCE     ORIGINAL   FULL    PERCENT
AMORTIZATION TYPE         LOANS      OUTSTANDING      POOL        COUPON      SCORE     OUTSTANDING     LTV       DOC      IO
-----------------------   -----    --------------    ------       ------      -----     -----------   ------     -----    -----
Fully Amortizing          4,193    $  649,514,205     60.64%       7.218%      604        $154,904     80.73%    61.09%    0.00%
Balloon                   1,529        73,575,298      6.87       10.321       658          48,120     99.42     33.79     0.00
24 Month Interest-Only       33         7,200,430      0.67        6.790       641         218,195     83.64     45.99   100.00
36 Month Interest-Only        7         1,747,486      0.16        6.509       637         249,641     80.65    100.00   100.00
60 Month Interest-Only    1,302       336,138,593     31.38        6.635       636         258,171     80.57     43.23   100.00
120 Month Interest-Only      12         2,992,349      0.28        6.595       644         249,362     79.98      3.15   100.00
                          -----    --------------    ------       ------       ---        --------    ------    ------   ------
TOTAL:                    7,076    $1,071,168,362    100.00%       7.243%      618        $151,380     81.98%    53.41%   32.50%
                          -----    --------------    ------       ------       ---        --------    ------    ------   ------

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                          NUMBER      AGGREGATE                              WEIGHTED     AVERAGE     WEIGHTED
                            OF        PRINCIPAL    PERCENT OF    WEIGHTED    AVERAGE     PRINCIPAL    AVERAGE   PERCENT
                         MORTGAGE      BALANCE      MORTGAGE     AVERAGE      CREDIT      BALANCE     ORIGINAL   FULL    PERCENT
STATE                     LOANS      OUTSTANDING      POOL        COUPON      SCORE     OUTSTANDING     LTV       DOC      IO
-----------------------   -----    --------------    ------       ------      -----     -----------   ------     -----    -----
Alabama                      68    $    6,605,603      0.62%       7.765%      617        $ 97,141     87.71%    79.00%   10.71%
Arizona                     176        22,761,238      2.12        7.375       626         129,325     84.12     60.28    37.14
Arkansas                     51         4,884,444      0.46        7.456       614          95,773     81.66     57.15     5.15
California                 1354       306,269,403     28.59        6.931       627         226,196     80.49     41.38    59.81
Colorado                     87        13,087,468      1.22        7.047       630         150,431     84.02     46.36    48.61
Connecticut                 170        29,872,312      2.79        7.176       618         175,719     82.19     55.41    13.24
Delaware                     19         2,846,809      0.27        7.336       613         149,832     85.23     56.21    18.03
District of Columbia          7         1,305,767      0.12        7.302       599         186,538     82.74    100.00    18.50
Florida                     744       102,191,978      9.54        7.452       618         137,355     82.24     50.09    23.83
Georgia                     235        27,578,355      2.57        7.640       614         117,355     85.43     64.77    27.17
Hawaii                        2           343,430      0.03        6.760       605         171,715     83.11     35.07    64.93
Idaho                        18         1,813,605      0.17        7.185       631         100,756     84.88     55.94    28.67
Illinois                    328        49,497,851      4.62        7.449       616         150,908     82.41     56.25    19.57
Indiana                     153        14,848,067      1.39        7.673       616          97,046     86.66     71.39     1.97
Iowa                         35         2,774,891      0.26        7.881       606          79,283     85.65     78.86     0.00
Kansas                       47         4,531,299      0.42        7.538       609          96,411     83.29     64.87     5.99
Kentucky                     70         7,243,491      0.68        7.654       603         103,478     85.75     72.13     7.39
Louisiana                    44         5,004,024      0.47        7.463       613         113,728     83.82     59.96    18.15
Maine                        36         4,779,968      0.45        7.319       581         132,777     77.08     60.25     0.00
Maryland                    241        48,590,863      4.54        7.133       603         201,622     81.08     70.74    21.90
Massachusetts                97        20,698,977      1.93        6.976       610         213,392     77.68     52.06    18.37
Michigan                    210        22,663,983      2.12        7.643       614         107,924     84.31     56.26    18.33
Minnesota                   121        16,286,443      1.52        7.237       638         134,599     84.41     45.66    39.21
Mississippi                  27         2,578,808      0.24        7.943       605          95,511     88.50     73.14    16.16
Missouri                    221        20,816,116      1.94        7.743       608          94,191     85.98     72.33     9.59
Montana                       8           936,668      0.09        7.556       598         117,083     81.56     85.13    52.85
Nebraska                     27         2,407,132      0.22        7.957       598          89,153     85.24     80.80     0.00
Nevada                      179        31,001,655      2.89        7.243       621         173,194     81.48     47.83    43.39
New Hampshire                22         3,422,467      0.32        7.881       608         155,567     79.54     41.86     6.57
New Jersey                  116        24,960,314      2.33        6.830       603         215,175     78.61     57.15    20.75
New Mexico                   14         1,594,439      0.15        7.564       602         113,888     82.14     70.01     0.00
New York                    205        42,890,717      4.00        7.043       606         209,223     78.34     52.44    15.05
North Carolina              107        11,259,823      1.05        7.796       607         105,232     84.60     70.90     5.40
North Dakota                  4           487,266      0.05        8.475       640         121,816     98.93     78.63     0.00
Ohio                        223        22,770,798      2.13        7.387       608         102,111     85.42     76.60    13.35
Oklahoma                     24         1,530,891      0.14        8.575       577          63,787     85.63     58.87     0.00
Oregon                       67         7,282,300      0.68        7.361       622         108,691     84.41     57.85    22.60
Pennsylvania                240        29,570,238      2.76        7.324       608         123,209     83.45     71.01    13.47
Rhode Island                 50         8,648,990      0.81        6.971       592         172,980     76.85     51.93    14.24
South Carolina               49         4,922,188      0.46        7.637       598         100,453     82.16     71.01    26.59
South Dakota                  1           102,372      0.01        7.550       643         102,372     90.00      0.00     0.00
Tennessee                    92         8,524,978      0.80        7.626       622          92,663     83.45     56.92    10.19
Texas                       461        37,140,466      3.47        7.672       632          80,565     84.40     50.48     8.79
Utah                         61         7,191,612      0.67        7.264       626         117,895     84.18     48.74    29.45
Vermont                       1            59,205      0.01        8.800       596          59,205     90.00    100.00     0.00
Virginia                    270        45,406,996      4.24        7.245       623         168,174     80.98     46.89    39.19
Washington                  165        23,963,655      2.24        7.163       630         145,234     83.47     56.57    43.76
West Virginia                27         3,305,772      0.31        7.441       592         122,436     81.93     80.39    15.10
Wisconsin                   100        11,687,674      1.09        7.791       604         116,877     84.58     79.52     0.87
Wyoming                       2           224,554      0.02        6.815       608         112,277     88.50    100.00     0.00
                          -----    --------------    ------       ------       ---        --------    ------    ------    -----
TOTAL:                    7,076    $1,071,168,362    100.00%       7.243%      618        $151,380     81.98%    53.41%   32.50%
                          -----    --------------    ------       ------       ---        --------    ------    ------    -----

No more than approximately 0.27% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

ORIGINAL LOAN-TO-VALUE RATIOS

                          NUMBER      AGGREGATE                              WEIGHTED     AVERAGE     WEIGHTED
                            OF        PRINCIPAL    PERCENT OF    WEIGHTED    AVERAGE     PRINCIPAL    AVERAGE   PERCENT
RANGE OF ORIGINAL        MORTGAGE      BALANCE      MORTGAGE     AVERAGE      CREDIT      BALANCE     ORIGINAL   FULL    PERCENT
LOAN-TO-VALUE RATIOS      LOANS      OUTSTANDING      POOL        COUPON      SCORE     OUTSTANDING     LTV       DOC      IO
-----------------------   -----    --------------    ------       ------      -----     -----------   ------     -----    -----
50.00% or less              136    $   17,665,748      1.65%       6.937%      580        $129,895     40.60%    59.03%   14.67%
50.01% to 55.00%             42         7,273,560      0.68        6.868       586         173,180     53.07     51.27    23.17
55.01% to 60.00%             63        11,362,933      1.06        6.748       576         180,364     57.99     53.13    14.82
60.01% to 65.00%            127        23,395,016      2.18        6.832       580         184,213     63.16     50.08    22.02
65.01% to 70.00%            227        43,686,123      4.08        6.863       586         192,450     68.59     58.49    32.34
70.01% to 75.00%            355        66,849,435      6.24        6.942       581         188,308     73.77     58.92    23.24
75.01% to 80.00%          2,565       486,699,583     45.44        6.743       634         189,746     79.77     44.33    44.43
80.01% to 85.00%            617       113,047,082     10.55        7.235       588         183,221     84.40     69.16    26.68
85.01% to 90.00%            845       153,998,073     14.38        7.356       608         182,246     89.57     66.69    33.68
90.01% to 95.00%            267        40,182,522      3.75        7.905       625         150,496     94.63     63.97    15.65
95.01% to 100.00%         1,832       107,008,287      9.99        9.674       649          58,411     99.90     49.41     2.58
                          -----    --------------    ------       ------       ---        --------    ------     -----    -----
TOTAL:                    7,076    $1,071,168,362    100.00%       7.243%      618        $151,380     81.98%    53.41%   32.50%
                          -----    --------------    ------       ------       ---        --------    ------     -----    -----

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 13.41% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 7.13% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.75%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 19.91%.

LOAN PURPOSE

                          NUMBER      AGGREGATE                              WEIGHTED     AVERAGE     WEIGHTED
                            OF        PRINCIPAL    PERCENT OF    WEIGHTED    AVERAGE     PRINCIPAL    AVERAGE   PERCENT
                         MORTGAGE      BALANCE      MORTGAGE     AVERAGE      CREDIT      BALANCE     ORIGINAL   FULL    PERCENT
LOAN PURPOSE              LOANS      OUTSTANDING      POOL        COUPON      SCORE     OUTSTANDING     LTV       DOC      IO
-----------------------   -----    --------------    ------       ------      -----     -----------   ------     -----    -----
Refinance - Cashout       3,198    $  571,540,426     53.36%       7.132%      597        $178,718     80.07%    63.82%   29.05%
Purchase                  3,536       450,006,073     42.01        7.397       646         127,264     84.37     38.35    38.00
Refinance - Rate/Term       342        49,621,863      4.63        7.118       608         145,093     82.37     70.05    22.30
                          -----    --------------    ------       ------       ---        --------    ------     -----    -----
TOTAL:                    7,076    $1,071,168,362    100.00%       7.243%      618        $151,380     81.98%    53.41%   32.50%
                          -----    --------------    ------       ------       ---        --------    ------     -----    -----

PROPERTY TYPE

                          NUMBER      AGGREGATE                              WEIGHTED     AVERAGE     WEIGHTED
                            OF        PRINCIPAL    PERCENT OF    WEIGHTED    AVERAGE     PRINCIPAL    AVERAGE   PERCENT
                         MORTGAGE      BALANCE      MORTGAGE     AVERAGE      CREDIT      BALANCE     ORIGINAL   FULL    PERCENT
PROPERTY TYPE             LOANS      OUTSTANDING      POOL        COUPON      SCORE     OUTSTANDING     LTV       DOC      IO
-----------------------   -----    --------------    ------       ------      -----     -----------   ------     -----    -----
Single Family             5,418    $  815,949,213     76.17%       7.238%      615        $150,600     81.98%    55.17%   31.03%
Planned Unit
  Development               913       138,914,244     12.97        7.251       628         152,151     82.59     47.95    41.06
Condominium                 401        58,801,338      5.49        7.247       633         146,637     82.96     49.21    40.22
Two- to Four-Family         264        47,831,629      4.47        7.257       625         181,180     78.89     42.27    25.06
Townhouse                    41         5,855,290      0.55        7.342       605         142,812     83.73     57.75    30.29
Rowhouse                     33         3,263,306      0.30        7.370       627          98,888     82.14     72.36    12.96
Manufactured Housing          6           553,343      0.05        7.950       605          92,224     76.60     82.44     0.00
                          -----    --------------    ------       ------       ---        --------    ------     -----    -----
TOTAL:                    7,076    $1,071,168,362    100.00%       7.243%      618        $151,380     81.98%    53.41%   32.50%
                          -----    --------------    ------       ------       ---        --------    ------     -----    -----

DOCUMENTATION

                          NUMBER      AGGREGATE                              WEIGHTED     AVERAGE     WEIGHTED
                            OF        PRINCIPAL    PERCENT OF    WEIGHTED    AVERAGE     PRINCIPAL    AVERAGE   PERCENT
                         MORTGAGE      BALANCE      MORTGAGE     AVERAGE      CREDIT      BALANCE     ORIGINAL   FULL    PERCENT
DOCUMENTATION             LOANS      OUTSTANDING      POOL        COUPON      SCORE     OUTSTANDING     LTV       DOC      IO
-----------------------   -----    --------------    ------       ------      -----     -----------   ------     -----    -----
Full Documentation        3,907    $  572,101,204     53.41%       7.156%      601        $146,430     82.26%   100.00%   26.30%
Stated Documentation      3,003       466,552,596     43.56        7.365       641         155,362     81.62      0.00    40.16
Lite Documentation          165        32,401,386      3.02        7.007       599         196,372     82.39      0.00    31.60
No Documentation              1           113,176      0.01        7.875       655         113,176     80.00      0.00     0.00
                          -----    --------------    ------       ------       ---        --------    ------    ------    -----
TOTAL:                    7,076    $1,071,168,362    100.00%       7.243%      618        $151,380     81.98%    53.41%   32.50%
                          -----    --------------    ------       ------       ---        --------    ------    ------    -----

OCCUPANCY

                          NUMBER      AGGREGATE                              WEIGHTED     AVERAGE     WEIGHTED
                            OF        PRINCIPAL    PERCENT OF    WEIGHTED    AVERAGE     PRINCIPAL    AVERAGE   PERCENT
                         MORTGAGE      BALANCE      MORTGAGE     AVERAGE      CREDIT      BALANCE     ORIGINAL   FULL    PERCENT
OCCUPANCY                 LOANS      OUTSTANDING      POOL        COUPON      SCORE     OUTSTANDING     LTV       DOC      IO
-----------------------   -----    --------------    ------       ------      -----     -----------   ------     -----    -----
Primary                   6,936    $1,052,330,853     98.24%       7.236%      618        $151,720     82.05%    53.24%   33.00%
Investment                  117        15,083,319      1.41        7.557       628         128,917     78.25     62.77     3.20
Second Home                  23         3,754,189      0.35        7.739       602         163,226     77.34     62.45     8.93
                          -----    --------------    ------       ------       ---        --------    ------     -----    -----
TOTAL:                    7,076    $1,071,168,362    100.00%       7.243%      618        $151,380     81.98%    53.41%   32.50%
                          -----    --------------    ------       ------       ---        --------    ------     -----    -----

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                          NUMBER      AGGREGATE                              WEIGHTED     AVERAGE     WEIGHTED
                            OF        PRINCIPAL    PERCENT OF    WEIGHTED    AVERAGE     PRINCIPAL    AVERAGE   PERCENT
MORTGAGE LOANS AGE       MORTGAGE      BALANCE      MORTGAGE     AVERAGE      CREDIT      BALANCE     ORIGINAL   FULL    PERCENT
(MONTHS)                  LOANS      OUTSTANDING      POOL        COUPON      SCORE     OUTSTANDING     LTV       DOC      IO
-----------------------   -----    --------------    ------       ------      -----     -----------   ------     -----    -----
3                             3    $      284,869      0.03%       7.775%      590        $ 94,956     78.58%   100.00%   33.35%
4                         1,377       202,762,632     18.93        7.349       617         147,250     81.65     51.86    32.51
5                         3,584       550,585,166     51.40        7.195       620         153,623     82.23     54.85    33.55
6                         1,336       206,831,586     19.31        7.121       621         154,814     82.07     51.61    40.22
7                           567        81,013,108      7.56        7.529       609         142,880     81.30     54.00    12.25
8                           165        24,706,134      2.31        7.415       613         149,734     80.10     47.68    13.44
9                            14         1,521,076      0.14        7.858       617         108,648     87.39     57.59    23.14
10                            9           973,210      0.09        7.658       598         108,134     90.76     68.95     0.00
11                            8         1,212,405      0.11        7.340       631         151,551     82.59     44.45    47.28
13                            1            90,576      0.01        7.875       575          90,576     67.25      0.00     0.00
14                            4           412,489      0.04        8.092       626         103,122     85.95      8.38     0.00
15                            4           323,194      0.03        7.341       633          80,798     83.92     37.49     0.00
16                            2           131,110      0.01        9.273       566          65,555     80.60    100.00     0.00
17                            1            76,209      0.01        6.990       666          76,209     80.00      0.00     0.00
18                            1           244,595      0.02        6.990       632         244,595     80.00      0.00     0.00
                          -----    --------------    ------       ------       ---        --------    ------    ------    -----
TOTAL:                    7,076    $1,071,168,362    100.00%       7.243%      618        $151,380     81.98%    53.41%   32.50%
                          -----    --------------    ------       ------       ---        --------    ------    ------    -----

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 5 months.

ORIGINAL PREPAYMENT PENALTY TERM

                          NUMBER      AGGREGATE                              WEIGHTED     AVERAGE     WEIGHTED
                            OF        PRINCIPAL    PERCENT OF    WEIGHTED    AVERAGE     PRINCIPAL    AVERAGE   PERCENT
ORIGINAL PREPAYMENT      MORTGAGE      BALANCE      MORTGAGE     AVERAGE      CREDIT      BALANCE     ORIGINAL   FULL    PERCENT
PENALTY TERM              LOANS      OUTSTANDING      POOL        COUPON      SCORE     OUTSTANDING     LTV       DOC      IO
-----------------------  ------    --------------  ----------    --------    --------   -----------   --------  -------  -------
None                      1,087    $  116,144,801     10.84%       7.926%      622        $106,849     85.18%    55.27%   21.37%
2 Months                      1           238,500      0.02        7.330       634         238,500     90.00    100.00   100.00
6 Months                      5           886,140      0.08        7.360       611         177,228     87.70     60.03     0.00
7 Months                      3           446,628      0.04        5.939       705         148,876     86.26    100.00    87.59
12 Months                   383        73,754,766      6.89        7.375       622         192,571     81.00     47.46    35.73
13 Months                     5           988,464      0.09        7.321       628         197,693     77.63     35.39    71.62
18 Months                     2           120,765      0.01        7.816       563          60,383     80.27    100.00     0.00
24 Months                 3,596       599,996,906     56.01        7.136       619         166,851     81.98     50.34    39.65
26 Months                     1            65,214      0.01        8.625       580          65,214     85.00      0.00     0.00
30 Months                     6         1,075,594      0.10        7.736       591         179,266     85.30     30.90     0.00
36 Months                 1,391       192,153,034     17.94        7.217       621         138,140     82.03     57.84    25.60
48 Months                     6         1,283,501      0.12        7.039       579         213,917     76.92     62.54    73.77
60 Months                   590        84,014,048      7.84        7.001       598         142,397     78.37     67.76     8.96
                          -----    --------------    ------       ------       ---        --------    ------    ------   ------
TOTAL:                    7,076    $1,071,168,362    100.00%       7.243%      618        $151,380     81.98%    53.41%   32.50%
                          -----    --------------    ------       ------       ---        --------    ------    ------   ------

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties was approximately 29 months.

CREDIT SCORES

                          NUMBER      AGGREGATE                              WEIGHTED     AVERAGE     WEIGHTED
                            OF        PRINCIPAL    PERCENT OF    WEIGHTED    AVERAGE     PRINCIPAL    AVERAGE   PERCENT
                         MORTGAGE      BALANCE      MORTGAGE     AVERAGE      CREDIT      BALANCE     ORIGINAL   FULL    PERCENT
RANGE OF CREDIT SCORES    LOANS      OUTSTANDING      POOL        COUPON      SCORE     OUTSTANDING     LTV       DOC      IO
-----------------------  --------  --------------  ----------    --------    --------   -----------   --------  -------  -------
500                           6    $      855,046      0.08%       8.014%      500        $142,508     67.04%   100.00%    0.00%
501 to 525                   97        13,874,004      1.30        8.073       516         143,031     71.93     80.34     7.03
526 to 550                  498        81,710,581      7.63        7.423       539         164,077     76.13     79.78    11.04
551 to 575                  733       128,286,772     11.98        7.283       563         175,016     78.21     70.05    21.51
576 to 600                  960       155,256,777     14.49        7.240       589         161,726     80.91     68.66    24.44
601 to 625                1,527       231,571,337     21.62        7.178       613         151,651     82.67     62.64    27.61
626 to 650                1,401       208,947,404     19.51        7.244       638         149,142     85.04     44.37    42.52
651 to 675                  877       121,922,337     11.38        7.199       661         139,022     84.32     32.19    43.83
676 to 700                  466        63,358,646      5.91        7.179       687         135,963     83.37     18.15    51.65
701 to 725                  278        36,074,315      3.37        7.164       712         129,764     83.51     14.32    51.23
726 to 750                  133        16,545,802      1.54        7.029       736         124,405     83.94     18.60    42.81
751 to 775                   75         8,940,528      0.83        7.202       763         119,207     83.77     10.58    57.43
776 to 800                   21         3,511,630      0.33        6.952       784         167,220     83.53     21.17    78.46
801                           4           313,182      0.03        7.225       801          78,295     84.00      0.00    44.56
                          -----    --------------    ------       ------       ---        --------    ------    ------    -----
TOTAL:                    7,076    $1,071,168,362    100.00%       7.243%      618        $151,380     81.98%    53.41%   32.50%
                          -----    --------------    ------       ------       ---        --------    ------    ------    -----

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 500 to 801 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 618.

CREDIT GRADE

                          NUMBER      AGGREGATE                              WEIGHTED     AVERAGE     WEIGHTED
                            OF        PRINCIPAL    PERCENT OF    WEIGHTED    AVERAGE     PRINCIPAL    AVERAGE   PERCENT
                         MORTGAGE      BALANCE      MORTGAGE     AVERAGE      CREDIT      BALANCE     ORIGINAL   FULL    PERCENT
CREDIT GRADE              LOANS      OUTSTANDING      POOL        COUPON      SCORE     OUTSTANDING     LTV       DOC      IO
-----------------------   -----    --------------    ------       ------      -----     -----------   ------     -----    -----
A+                          525    $   85,574,253      7.99%       7.126%      632        $162,999     86.72%    53.53%   40.83%
A                          2299       345,151,483     32.22        7.205       611         150,131     82.49     60.75    30.63
A-                          670       114,988,533     10.73        7.225       589         171,625     79.64     66.14    22.53
B                           796       132,109,316     12.33        7.278       573         165,966     78.50     73.88    20.38
C                           341        55,882,107      5.22        7.448       542         163,877     75.52     75.97    12.81
C-                          212        33,365,580      3.11        7.628       546         157,385     72.17     81.65     9.18
SA1                         844       109,865,353     10.26        7.157       712         130,172     83.72     14.90    53.07
SA2                         442        54,555,384      5.09        7.299       670         123,428     83.75     17.83    49.79
SA3                         947       139,676,353     13.04        7.259       650         147,494     85.93     33.77    42.17
                          -----    --------------    ------       ------       ---        --------    ------     -----    -----
TOTAL:                    7,076    $1,071,168,362    100.00%       7.243%      618        $151,380     81.98%    53.41%   32.50%
                          -----    --------------    ------       ------       ---        --------    ------     -----    -----

GROSS MARGINS

                          NUMBER      AGGREGATE                              WEIGHTED     AVERAGE     WEIGHTED
                            OF        PRINCIPAL    PERCENT OF    WEIGHTED    AVERAGE     PRINCIPAL    AVERAGE   PERCENT
                         MORTGAGE      BALANCE      MORTGAGE     AVERAGE      CREDIT      BALANCE     ORIGINAL   FULL    PERCENT
RANGE OF GROSS MARGINS    LOANS      OUTSTANDING      POOL        COUPON      SCORE     OUTSTANDING     LTV       DOC      IO
-----------------------   -----     ------------     ------       ------      -----     -----------   ------     -----    -----
2.001% to 2.500%             13     $  2,262,978       0.27%       6.439%      646        $174,075     74.90%     8.44%   64.17%
2.501% to 3.000%              7        1,412,020       0.17        6.037       648         201,717     75.28     72.05    14.89
3.001% to 3.500%             15        3,830,115       0.45        6.454       634         255,341     76.58     39.56    14.91
3.501% to 4.000%             15        3,552,103       0.42        6.577       612         236,807     77.77     70.28    52.00
4.001% to 4.500%             57       11,107,012       1.31        6.606       621         194,860     78.40     64.41    26.46
4.501% to 5.000%            178       43,893,112       5.16        5.991       641         246,591     79.18     72.15    67.49
5.001% to 5.500%            351       81,206,903       9.55        6.226       639         231,359     78.71     51.12    53.68
5.501% to 6.000%            688      149,814,348      17.62        6.526       633         217,753     79.30     44.12    50.34
6.001% to 6.500%            948      182,366,362      21.45        6.899       627         192,370     80.39     43.85    45.42
6.501% to 7.000%           1376      251,397,595      29.57        7.241       604         182,702     82.06     55.33    29.50
7.001% to 7.500%            398       64,146,735       7.55        7.728       591         161,173     84.51     58.10    31.66
7.501% to 8.000%            244       36,440,827       4.29        8.204       587         149,348     86.96     67.01    21.69
8.001% to 8.500%             87       10,188,511       1.20        8.859       590         117,109     88.51     73.22    13.93
8.501% to 9.000%             52        6,089,457       0.72        9.438       574         117,105     84.71     65.05    10.34
9.001% to 9.500%             22        2,020,491       0.24       10.101       562          91,841     85.26     70.88     0.00
9.501% to 10.000%             3          272,226       0.03       10.682       531          90,742     74.08     40.39     0.00
12.001% to 12.500%            1          137,777       0.02        9.150       528         137,777     74.39      0.00     0.00
                          -----     -------------    ------       ------       ---        --------    ------     -----    -----
TOTAL:                    4,455     $850,138,572     100.00%       6.983%      618        $190,828     81.12%    52.39%   40.34%
                          -----     -------------    ------       ------       ---        --------    ------     -----    -----

As of the Cut-off Date, the Gross Margins for the Adjustable Rate Mortgage Loans ranged from 2.220% per annum to 12.150% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 6.335% per annum.

MAXIMUM MORTGAGE RATES

                          NUMBER      AGGREGATE                              WEIGHTED     AVERAGE     WEIGHTED
                            OF        PRINCIPAL    PERCENT OF    WEIGHTED    AVERAGE     PRINCIPAL    AVERAGE   PERCENT
RANGE OF MAXIMUM         MORTGAGE      BALANCE      MORTGAGE     AVERAGE      CREDIT      BALANCE     ORIGINAL   FULL    PERCENT
MORTGAGE RATES            LOANS      OUTSTANDING      POOL        COUPON      SCORE     OUTSTANDING     LTV       DOC      IO
-----------------------   -----     ------------     ------       ------      -----     -----------   ------     -----    -----
11.500% or less              48     $ 11,958,591       1.41%       5.423%      643        $249,137     75.48%    68.91%   60.67%
11.501% to 12.000%          269       66,644,425       7.84        5.876       644         247,749     77.79     61.91    63.68
12.001% to 12.500%          623      135,541,586      15.94        6.293       638         217,563     78.94     46.73    56.45
12.501% to 13.000%         1035      217,369,735      25.57        6.703       625         210,019     79.82     43.19    51.81
13.001% to 13.500%          715      136,300,147      16.03        7.036       610         190,630     81.70     56.80    41.04
13.501% to 14.000%          688      125,466,790      14.76        7.395       603         182,365     83.23     57.22    27.41
14.001% to 14.500%          372       59,627,662       7.01        7.727       601         160,289     83.93     56.00    12.29
14.501% to 15.000%          368       55,500,303       6.53        8.120       596         150,816     85.27     54.59     7.93
15.001% to 15.500%          180       23,929,141       2.81        8.584       590         132,940     84.86     61.09     6.29
15.501% to 16.000%          108       13,203,613       1.55        9.121       576         122,256     84.07     57.15     4.04
16.001% to 16.500%           32        2,994,422       0.35        9.884       557          93,576     82.29     75.79     0.00
16.501% to 17.000%           12        1,244,826       0.15       10.092       551         103,736     79.11     81.40     0.00
17.001% to 17.500%            3          245,061       0.03       10.298       547          81,687     78.70     71.65     0.00
17.501% to 18.000%            2          112,271       0.01       10.894       527          56,135     73.30    100.00     0.00
                          -----     ------------     ------       ------       ---        --------    ------    ------    -----
TOTAL:                    4,455     $850,138,572     100.00%       6.983%      618        $190,828     81.12%    52.39%   40.34%
                          -----     ------------     ------       ------       ---        --------    ------    ------    -----

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 10.875% per annum to 17.990% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 13.240% per annum.

NEXT RATE ADJUSTMENT DATE

                          NUMBER      AGGREGATE                              WEIGHTED     AVERAGE     WEIGHTED
                            OF        PRINCIPAL    PERCENT OF    WEIGHTED    AVERAGE     PRINCIPAL    AVERAGE   PERCENT
NEXT RATE ADJUSTMENT     MORTGAGE      BALANCE      MORTGAGE     AVERAGE      CREDIT      BALANCE     ORIGINAL   FULL    PERCENT
DATE                      LOANS      OUTSTANDING      POOL        COUPON      SCORE     OUTSTANDING     LTV       DOC      IO
-----------------------   -----     ------------     ------       ------      -----     -----------   ------     -----    -----
October 2005                 10     $  2,986,065       0.35%       5.844%      620        $298,607     78.85%    46.25%    0.00%
November 2005                 1          379,639       0.04        6.250       607         379,639     56.05      0.00     0.00
March 2006                    4        1,165,464       0.14        6.008       625         291,366     81.71     60.92     0.00
April 2006                    1           76,209       0.01        6.990       666          76,209     80.00      0.00     0.00
May 2006                      1           63,521       0.01        8.500       526          63,521     59.96    100.00     0.00
June 2006                     2          257,794       0.03        6.693       633         128,897     79.85     37.39     0.00
July 2006                     1          269,232       0.03        6.990       625         269,232     80.00      0.00     0.00
August 2006                   1           90,576       0.01        7.875       575          90,576     67.25      0.00     0.00
October 2006                  4        1,005,886       0.12        7.058       623         251,471     81.29     50.69    49.31
November 2006                 7          897,586       0.11        7.567       598         128,227     90.82     66.33     0.00
December 2006                 2          499,663       0.06        6.767       627         249,832     82.96      0.00    70.45
January 2007                 92       15,705,517       1.85        7.236       610         170,712     79.95     50.13    13.84
February 2007               318       54,446,683       6.40        7.398       608         171,216     81.14     51.23    12.02
March 2007                  682      134,788,942      15.85        6.839       619         197,638     80.83     48.42    49.79
April 2007                2,000      392,157,456      46.13        6.950       617         196,079     81.17     54.00    41.20
May 2007                    664      124,042,803      14.59        7.092       617         186,811     80.91     49.83    42.93
June 2007                     1           95,000       0.01        7.300       618          95,000     79.17    100.00   100.00
October 2007                  1           77,243       0.01        6.375       672          77,243     80.00      0.00   100.00
December 2007                 2          261,479       0.03        7.819       611         130,740     96.70    100.00     0.00
January 2008                 22        3,838,229       0.45        7.247       615         174,465     76.03     58.58    26.31
February 2008                78       12,462,250       1.47        7.313       607         159,772     80.39     61.49    27.15
March 2008                  131       25,527,406       3.00        6.833       628         194,866     82.72     55.17    53.82
April 2008                  237       43,199,114       5.08        6.868       628         182,275     82.32     55.93    44.75
May 2008                    168       30,721,032       3.61        7.055       620         182,863     81.55     52.39    34.57
June 2008                     1          164,878       0.02        7.500       569         164,878     75.00    100.00     0.00
January 2010                  4          535,922       0.06        7.646       623         133,981     82.32     36.45    25.38
February 2010                 3          625,507       0.07        7.194       626         208,502     77.19     72.68     0.00
March 2010                    1          105,877       0.01        6.900       584         105,877     80.00    100.00   100.00
April 2010                   11        2,984,215       0.35        5.953       668         271,292     79.68     59.33    81.28
May 2010                      5          707,384       0.08        7.008       646         141,477     80.00     13.66    70.34
                          -----     ------------     ------       ------       ---        --------    ------    ------   ------
Total:                    4,455     $850,138,572     100.00%       6.983%      618        $190,828     81.12%    52.39%   40.34%
                          -----     ------------     ------       ------       ---        --------    ------    ------   ------

MORTGAGE INSURANCE

                          NUMBER      AGGREGATE                              WEIGHTED     AVERAGE     WEIGHTED
                            OF        PRINCIPAL    PERCENT OF    WEIGHTED    AVERAGE     PRINCIPAL    AVERAGE   PERCENT
MORTGAGE                 MORTGAGE      BALANCE      MORTGAGE     AVERAGE      CREDIT      BALANCE     ORIGINAL   FULL    PERCENT
INSURANCE                 LOANS      OUTSTANDING      POOL        COUPON      SCORE     OUTSTANDING     LTV       DOC      IO
-----------------------   -----    --------------    ------       ------      -----     -----------   ------     -----    -----
No Insurance              5,563    $  797,796,725     74.48%       7.207%      622        $143,411     79.45%    47.72%   34.06%
Mortgage Insurance        1,513       273,371,637     25.52        7.348       608         180,682     89.39     70.01    27.93
                          -----    --------------    ------       ------       ---        --------    ------     -----    -----
TOTAL:                    7,076    $1,071,168,362    100.00%       7.243%      618        $151,380     81.98%    53.41%   32.50%
                          -----    --------------    ------       ------       ---        --------    ------     -----    -----

MORTGAGE RATES-ARM

                          NUMBER      AGGREGATE                            WEIGHTED    AVERAGE     WEIGHTED
                            OF        PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE      PERCENT
RANGE OF MORTGAGE        MORTGAGE      BALANCE      MORTGAGE    AVERAGE     CREDIT     BALANCE     ORIGINAL       FULL      PERCENT
RATES-ARM                 LOANS      OUTSTANDING      POOL       COUPON     SCORE    OUTSTANDING     LTV     DOCUMENTATION     IO
-----------------------   -----    --------------    ------      ------     -----    -----------   ------    -------------    ----
5.500% or less               73     $ 17,884,740       2.10%      5.378%     647       $244,996     76.67%       74.94%      63.94%
5.501% to 6.000%            361       90,695,622      10.67       5.879      638        251,234     78.05        65.56       62.76
6.001% to 6.500%            759      167,511,612      19.70       6.333      634        220,700     79.34        50.98       53.84
6.501% to 7.000%          1,185      242,957,370      28.58       6.813      624        205,027     80.05        42.68       45.65
7.001% to 7.500%            759      133,170,933      15.66       7.300      605        175,456     81.72        50.93       32.96
7.501% to 8.000%            682      113,786,950      13.38       7.797      596        166,843     84.49        54.53       20.31
8.001% to 8.500%            283       42,109,676       4.95       8.285      595        148,797     86.66        61.64        7.46
8.501% to 9.000%            196       25,719,275       3.03       8.776      591        131,221     87.83        62.65       10.33
9.001% to 9.500%             77        8,315,646       0.98       9.272      581        107,995     85.43        69.93        7.77
9.501% to 10.000%            50        5,341,571       0.63       9.810      565        106,831     83.48        69.37        0.00
10.001% to 10.500%           24        2,154,680       0.25      10.253      557         89,778     83.48        74.83        0.00
10.501% to 11.000%            6          490,496       0.06      10.885      532         81,749     74.97        66.92        0.00
                          -----     ------------     ------      ------      ---       --------     -----        -----       -----
TOTAL:                    4,455     $850,138,572     100.00%      6.983%     618       $190,828     81.12%       52.39%      40.34%
                          -----     ------------     ------      ------      ---       --------     -----        -----       -----

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.875% per annum to 10.990% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 6.983% per annum.

MORTGAGE RATES-FRM

                          NUMBER      AGGREGATE                            WEIGHTED    AVERAGE     WEIGHTED
                            OF        PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE      PERCENT
RANGE OF MORTGAGE        MORTGAGE      BALANCE      MORTGAGE    AVERAGE     CREDIT     BALANCE     ORIGINAL       FULL      PERCENT
RATES-FRM                 LOANS      OUTSTANDING      POOL       COUPON     SCORE    OUTSTANDING     LTV     DOCUMENTATION     IO
-----------------------   -----     ------------     ------      ------     -----    -----------   ------    ------------     ----
5.501% to 6.000%             57     $ 13,203,604       5.97%      5.890%     611       $231,642     72.76%       73.43%       0.00%
6.001% to 6.500%            116       23,100,487      10.45       6.355      615        199,142     75.15        67.35        8.01
6.501% to 7.000%            253       43,039,563      19.47       6.837      603        170,117     76.26        72.30        3.91
7.001% to 7.500%            202       27,679,096      12.52       7.297      597        137,025     78.46        70.49        2.77
7.501% to 8.000%            181       21,464,215       9.71       7.803      598        118,587     79.41        64.38        2.09
8.001% to 8.500%             98        9,053,522       4.10       8.311      607         92,383     87.06        64.54        4.49
8.501% to 9.000%            117        8,535,113       3.86       8.834      618         72,950     90.10        76.29        0.00
9.001% to 9.500%            150        7,823,012       3.54       9.435      659         52,153     96.69        50.83        0.00
9.501% to 10.000%           387       19,427,867       8.79       9.923      661         50,201     99.46        44.12        0.00
10.001% to 10.500%          294       14,390,754       6.51      10.358      665         48,948     99.50        27.17        0.00
10.501% to 11.000%          542       24,891,816      11.26      10.856      648         45,926     99.69        23.89        0.00
11.001% to 11.500%          147        5,352,194       2.42      11.285      643         36,409     99.77        26.09        0.00
11.501% to 12.000%           66        2,793,855       1.26      11.834      632         42,331     99.11        27.56        0.00
12.001% to 12.500%            8          194,101       0.09      12.252      624         24,263     99.93        43.22        0.00
12.501% to 13.000%            3           80,591       0.04      12.767      642         26,864    100.00        26.53        0.00
                          -----     ------------     ------      ------      ---       --------    ------        -----        ----
TOTAL:                    2,621     $221,029,790     100.00%      8.242%     622       $ 84,330     85.29%       57.34%       2.33%
                          -----     ------------     ------      ------      ---       --------    ------        -----        ----

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.620% per annum to 12.850% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 8.242% per annum.

GROUP 1
MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance                        $391,264,722
Aggregate Original Principal Balance                           $392,169,616
Number of Mortgage Loans                                              3,813

                                       MINIMUM                    MAXIMUM                    AVERAGE (1)
                                       -------                    -------                    -----------
Original Principal Balance             $12,600                   $405,000                     $102,851
Outstanding Principal Balance          $12,583                   $402,960                     $102,613

                                       MINIMUM                   MAXIMUM                WEIGHTED AVERAGE (2)
                                       -------                   -------                --------------------
Original Term (mos)                       120                        360                         338
Stated remaining Term (mos)               114                        357                         333
Loan Age (mos)                              3                         11                           5
Current Interest Rate                   4.990%                   12.850%                       7.603%
Initial Interest Rate Cap (3)           1.000%                    5.000%                       2.868%
Periodic Rate Cap (3)                   1.000%                    2.000%                       1.168%
Gross Margin (3)                        2.250%                   12.150%                       6.498%
Maximum Mortgage Rate (3)              11.000%                   17.990%                      13.460%
Minimum Mortgage Rate (3)               2.250%                   10.990%                       7.073%
Months to Roll (3)                          1                         56                          21
Original Loan-to-Value                  13.41%                    100.00%                      82.86%
Credit Score (4)                          500                        801                         615

                                       EARLIEST                   LATEST
                                       --------                   ------
Maturity Date                         03/01/2015                06/01/2035

                              PERCENT OF                                    PERCENT OF
LIEN POSITION               MORTGAGE POOL    YEAR OF ORIGINATION          MORTGAGE POOL
                            -------------                                 -------------
1st Lien                        88.25%       2004                              2.90%
2nd Lien                        11.75        2005                             97.10%

OCCUPANCY                                    LOAN PURPOSE
Primary                         96.08%       Purchase                         41.27%
Second Home                      0.65        Refinance - Rate/Term             5.10
Investment                       3.28        Refinance - Cashout              53.62

LOAN TYPE                                    PROPERTY TYPE
Fixed Rate                      21.33%       Single Family                    76.32%
ARM                             78.67        Planned Unit Development         11.81
                                             Two- to Four-Family               4.48
AMORTIZATION TYPE                            Condominium                       5.75
Fully Amortizing                68.90%       Townhouse                         0.88
Interest-Only                   20.07        Manufactured Housing              0.14
Balloon                         11.04        Rowhouse                          0.61

(1) Sum of Principal Balance divided by total number of loans.

(2) Weighted by Outstanding Principal Balance.

(3) Adjustable Rate Mortgage Loans only.

(4) Minimum and Weighting only for loans with scores.

MORTGAGE RATES

                          NUMBER      AGGREGATE                              WEIGHTED     AVERAGE     WEIGHTED
                            OF        PRINCIPAL    PERCENT OF    WEIGHTED    AVERAGE     PRINCIPAL    AVERAGE   PERCENT
                         MORTGAGE      BALANCE      MORTGAGE     AVERAGE      CREDIT      BALANCE     ORIGINAL   FULL    PERCENT
RANGE OF MORTGAGE RATES   LOANS      OUTSTANDING      POOL        COUPON      SCORE     OUTSTANDING     LTV       DOC      IO
-----------------------   -----     ------------     ------       ------      -----     -----------   ------     -----    -----
5.500% or less               26     $  4,543,808       1.16%       5.357%      639        $174,762     72.58%    76.53%   62.04%
5.501% to 6.000%            134       23,442,399       5.99        5.895       639         174,943     76.12     69.89    50.04
6.001% to 6.500%            357       56,944,689      14.55        6.330       629         159,509     78.21     63.47    43.50
6.501% to 7.000%            600       85,871,701      21.95        6.825       617         143,120     79.04     59.74    25.43
7.001% to 7.500%            465       62,463,045      15.96        7.296       601         134,329     80.35     63.84    17.40
7.501% to 8.000%            454       55,979,822      14.31        7.804       592         123,304     82.86     66.62     9.34
8.001% to 8.500%            227       25,254,621       6.45        8.300       596         111,254     86.56     70.76     2.11
8.501% to 9.000%            217       19,730,360       5.04        8.784       594          90,923     87.65     72.55     3.16
9.001% to 9.500%            162        9,342,981       2.39        9.351       613          57,673     90.47     65.10     1.18
9.501% to 10.000%           322       14,878,113       3.80        9.894       635          46,205     95.37     58.02     0.00
10.001% to 10.500%          237       10,177,865       2.60       10.351       642          42,945     96.68     41.33     0.00
10.501% to 11.000%          420       16,060,139       4.10       10.869       645          38,238     98.93     27.91     0.00
11.001% to 11.500%          129        4,396,028       1.12       11.284       643          34,078     99.85     28.08     0.00
11.501% to 12.000%           53        1,936,032       0.49       11.843       630          36,529     99.32     30.34     0.00
12.001% to 12.500%            7          162,528       0.04       12.281       627          23,218     99.92     32.20     0.00
12.501% to 13.000%            3           80,591       0.02       12.767       642          26,864    100.00     26.53     0.00
                          -----     ------------     ------       ------       ---        --------    ------     -----    -----
TOTAL:                    3,813     $391,264,722     100.00%       7.603%      615        $102,613     82.86%    61.84%   20.07%
                          -----     ------------     ------       ------       ---        --------    ------     -----    -----

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.990% per annum to 12.850% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 7.603% per annum.

REMAINING MONTHS TO STATED MATURITY

                          NUMBER      AGGREGATE                              WEIGHTED     AVERAGE     WEIGHTED
RANGE OF                    OF        PRINCIPAL    PERCENT OF    WEIGHTED    AVERAGE     PRINCIPAL    AVERAGE   PERCENT
REMAINING MONTHS         MORTGAGE      BALANCE      MORTGAGE     AVERAGE      CREDIT      BALANCE     ORIGINAL   FULL    PERCENT
TO STATED MATURITY        LOANS      OUTSTANDING      POOL        COUPON      SCORE     OUTSTANDING     LTV       DOC      IO
-----------------------   -----     ------------     ------       ------      -----     -----------   ------     -----    -----
109 to 120                    7     $    245,089       0.06%       8.824%      649        $ 35,013     88.13%    58.83%    0.00%
169 to 180                1,221       46,244,175      11.82       10.349       653          37,874     98.73     38.55     0.00
229 to 240                   32        1,609,291       0.41        9.174       624          50,290     85.19     51.81     0.00
289 to 300                    3          235,480       0.06        8.567       611          78,493     75.04    100.00     0.00
349 to 360                2,550      342,930,687      87.65        7.223       609         134,483     80.71     65.00    22.90
                          -----     ------------     ------       ------       ---        --------     -----    ------    -----
TOTAL:                    3,813     $391,264,722     100.00%       7.603%      615        $102,613     82.86%    61.84%   20.07%
                          -----     ------------     ------       ------       ---        --------     -----    ------    -----

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 114 months to 357 months and the weighted average remaining term to stated maturity of the Mortgage Loans was approximately 333 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                          NUMBER      AGGREGATE                              WEIGHTED     AVERAGE     WEIGHTED
RANGE OF ORIGINAL           OF        PRINCIPAL    PERCENT OF    WEIGHTED    AVERAGE     PRINCIPAL    AVERAGE   PERCENT
MORTGAGE LOAN            MORTGAGE      BALANCE      MORTGAGE     AVERAGE      CREDIT      BALANCE     ORIGINAL   FULL    PERCENT
PRINCIPAL BALANCES        LOANS      OUTSTANDING      POOL        COUPON      SCORE     OUTSTANDING     LTV       DOC      IO
-----------------------   -----     ------------     ------       ------      -----     -----------   ------     -----    -----
$50,000 or less           1,053     $ 34,134,994       8.72%      10.296%      648        $ 32,417     97.69%    46.33%    0.00%
$50,001 to $100,000       1,050       76,699,499      19.60        8.232       614          73,047     84.88     66.44     2.37
$100,001 to $150,000        870      106,640,345      27.26        7.305       613         122,575     81.49     67.89    15.52
$150,001 to $200,000        443       76,231,116      19.48        7.085       606         172,079     79.88     64.94    28.81
$200,001 to $250,000        252       56,128,685      14.35        6.943       610         222,733     79.46     56.28    35.73
$250,001 to $300,000        105       28,666,190       7.33        6.801       611         273,011     80.27     52.21    44.50
$300,001 to $350,000         38       11,983,572       3.06        6.934       620         315,357     80.71     52.78    44.95
$350,001 to $400,000          1          377,360       0.10        6.850       658         377,360     84.00      0.00     0.00
$400,001 to $450,000          1          402,960       0.10        5.990       659         402,960     90.00    100.00     0.00
                          -----     ------------     ------        -----       ---        --------     -----    ------    -----
TOTAL:                    3,813     $391,264,722     100.00%       7.603%      615        $102,613     82.86%    61.84%   20.07%
                          -----     ------------     ------        -----       ---        --------     -----    ------    -----

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $12,583 to approximately $402,960 and the average outstanding principal balance of the Mortgage Loans was approximately $102,613.

PRODUCT TYPES

                          NUMBER      AGGREGATE                              WEIGHTED     AVERAGE     WEIGHTED
                            OF        PRINCIPAL    PERCENT OF    WEIGHTED    AVERAGE     PRINCIPAL    AVERAGE   PERCENT
                         MORTGAGE      BALANCE      MORTGAGE     AVERAGE      CREDIT      BALANCE     ORIGINAL   FULL    PERCENT
PRODUCT TYPES             LOANS      OUTSTANDING      POOL        COUPON      SCORE     OUTSTANDING     LTV       DOC      IO
-----------------------   -----     ------------     ------       ------      -----     -----------   ------     -----    -----
Balloon Loans             1,140     $ 43,178,515      11.04%      10.417%      656        $ 37,876     99.54%    37.13%    0.00%
10 Year Fixed Loans           6          198,983       0.05        9.017       658          33,164     85.38     49.29     0.00
15 Year Fixed Loans          84        3,263,680       0.83        9.314       626          38,853     87.57     56.32     0.00
20 Year Fixed Loans          31        1,545,236       0.39        9.140       622          49,846     84.58     53.96     0.00
25 Year Fixed Loans           2          100,880       0.03        8.749       667          50,440     55.07    100.00     0.00
30 Year Fixed Loans         312       35,157,713       8.99        7.565       607         112,685     78.09     72.87     1.71
Six-Month LIBOR               3          429,644       0.11        5.837       643         143,215     70.15     19.77     0.00
2/28 LIBOR ARM            1,806      249,023,668      63.65        7.184       609         137,887     80.86     63.50    26.58
2/1 LIBOR ARM                73        8,939,365       2.28        7.483       604         122,457     86.82     83.03     0.00
3/27 LIBOR ARM              339       47,365,796      12.11        7.164       610         139,722     80.76     64.06    23.63
3/1 LIBOR ARM                12        1,476,714       0.38        6.918       631         123,059     84.64     79.32    13.72
5/25 LIBOR ARM                5          584,528       0.15        6.632       646         116,906     80.00     50.79    57.60
                          -----     ------------     ------       ------       ---        --------     -----    ------    -----
TOTAL:                    3,813     $391,264,722     100.00%       7.603%      615        $102,613     82.86%    61.84%   20.07%
                          -----     ------------     ------       ------       ---        --------     -----    ------    -----

AMORTIZATION TYPE

                          NUMBER      AGGREGATE                              WEIGHTED     AVERAGE     WEIGHTED
                            OF        PRINCIPAL    PERCENT OF    WEIGHTED    AVERAGE     PRINCIPAL    AVERAGE   PERCENT
                         MORTGAGE      BALANCE      MORTGAGE     AVERAGE      CREDIT      BALANCE     ORIGINAL   FULL    PERCENT
AMORTIZATION TYPE         LOANS      OUTSTANDING      POOL        COUPON      SCORE     OUTSTANDING     LTV       DOC      IO
-----------------------   -----     ------------     ------       ------      -----     -----------   ------     -----    -----
Fully Amortizing          2,244     $269,565,216      68.90%       7.440%      603        $120,127     81.15%    67.29%    0.00%
Balloon                   1,140       43,178,515      11.04       10.417       656          37,876     99.54     37.13     0.00
24 Month Interest-Only       14        2,521,998       0.64        6.799       643         180,143     83.71     55.29   100.00
36 Month Interest-Only        1          268,566       0.07        7.500       570         268,566     90.00    100.00   100.00
60 Month Interest-Only      411       75,220,426      19.22        6.606       631         183,018     79.39     56.85   100.00
120 Month Interest-Only       3          510,000       0.13        6.378       648         170,000     79.87     18.51   100.00
                          -----     ------------     ------       ------       ---        --------     -----    ------   ------
TOTAL:                    3,813     $391,264,722     100.00%       7.603%      615        $102,613     82.86%    61.84%   20.07%
                          -----     ------------     ------       ------       ---        --------     -----    ------   ------

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                          NUMBER      AGGREGATE                              WEIGHTED     AVERAGE     WEIGHTED
                            OF        PRINCIPAL    PERCENT OF    WEIGHTED    AVERAGE     PRINCIPAL    AVERAGE   PERCENT
                         MORTGAGE      BALANCE      MORTGAGE     AVERAGE      CREDIT      BALANCE     ORIGINAL   FULL    PERCENT
STATE                     LOANS      OUTSTANDING      POOL        COUPON      SCORE     OUTSTANDING     LTV       DOC      IO
-----------------------   -----     ------------     ------       ------      -----     -----------   ------     -----    -----
Alabama                      35     $  2,311,674       0.59%       8.693%      609        $ 66,048     92.80%    87.59%    0.00%
Arizona                     108        9,881,159       2.53        7.654       624          91,492     85.71     66.78    27.42
Arkansas                     28        1,417,644       0.36        8.129       619          50,630     82.26     60.10     0.00
California                  382       51,047,011      13.05        7.320       617         133,631     78.88     53.18    42.99
Colorado                     62        7,160,946       1.83        7.206       634         115,499     82.85     46.52    45.38
Connecticut                 111       15,751,439       4.03        7.366       617         141,905     82.44     62.02    10.56
Delaware                     15        1,779,700       0.45        7.601       623         118,647     82.77     42.13    28.84
District of Columbia          5          769,702       0.20        6.959       612         153,940     82.72    100.00    31.39
Florida                     366       32,471,110       8.30        7.874       616          88,719     83.84     59.13    13.68
Georgia                     158       16,197,025       4.14        7.764       615         102,513     85.67     67.97    19.67
Hawaii                        2          343,430       0.09        6.760       605         171,715     83.11     35.07    64.93
Idaho                        12        1,030,049       0.26        7.355       622          85,837     85.27     61.14    12.23
Illinois                    207       24,004,043       6.13        7.545       617         115,962     83.88     58.28    10.31
Indiana                      94        7,497,499       1.92        7.797       622          79,761     87.33     67.87     0.00
Iowa                         31        2,251,570       0.58        7.987       607          72,631     86.13     86.52     0.00
Kansas                       32        2,345,016       0.60        7.922       594          73,282     82.76     81.57     5.54
Kentucky                     47        4,308,121       1.10        7.853       605          91,662     85.55     73.18     5.36
Louisiana                    23        1,840,237       0.47        7.932       594          80,010     81.31     80.00     7.94
Maine                        21        2,205,975       0.56        7.690       580         105,046     74.64     63.50     0.00
Maryland                    126       21,156,341       5.41        7.341       597         167,907     81.88     67.71    19.08
Massachusetts                44        6,552,449       1.67        7.367       603         148,919     77.25     58.00     6.08
Michigan                    124       10,790,518       2.76        7.936       603          87,020     84.32     73.08     6.36
Minnesota                   100       11,842,327       3.03        7.312       639         118,423     84.81     50.96    39.55
Mississippi                  13          715,935       0.18        8.877       591          55,072     90.07     81.56     0.00
Missouri                    162       12,332,509       3.15        8.036       605          76,127     86.47     74.16     6.88
Montana                       6          509,968       0.13        7.499       634          84,995     79.98     72.68    35.30
Nebraska                     21        1,459,811       0.37        8.177       591          69,515     87.43     78.57     0.00
Nevada                       92       11,141,313       2.85        7.690       613         121,101     82.25     54.09    39.05
New Hampshire                18        2,529,209       0.65        7.948       603         140,512     77.12     40.55     8.90
New Jersey                   38        5,914,640       1.51        7.062       597         155,648     77.06     56.33    19.34
New Mexico                    9          733,565       0.19        7.612       583          81,507     75.92     64.18     0.00
New York                     80       10,185,306       2.60        7.335       603         127,316     75.13     60.50     7.23
North Carolina               85        7,606,602       1.94        7.982       605          89,489     85.07     78.03     5.15
North Dakota                  1           85,798       0.02        8.700       629          85,798    100.00    100.00     0.00
Ohio                        129       11,608,851       2.97        7.430       609          89,991     86.07     83.39    15.80
Oklahoma                     16          837,796       0.21        8.717       592          52,362     89.45     79.21     0.00
Oregon                       51        4,415,157       1.13        7.591       628          86,572     83.77     61.29    11.59
Pennsylvania                138       12,300,568       3.14        7.602       606          89,135     84.51     77.65     7.65
Rhode Island                 29        4,365,356       1.12        7.109       595         150,530     76.98     54.82     7.41
South Carolina               33        2,882,530       0.74        7.858       596          87,349     82.73     68.10    23.73
South Dakota                  1          102,372       0.03        7.550       643         102,372     90.00      0.00     0.00
Tennessee                    52        3,652,394       0.93        8.098       630          70,238     86.56     63.12     2.80
Texas                       325       18,046,676       4.61        8.213       628          55,528     86.59     53.08     4.55
Utah                         33        2,277,686       0.58        7.817       634          69,021     86.22     53.49    28.10
Vermont                       1           59,205       0.02        8.800       596          59,205     90.00    100.00     0.00
Virginia                    149       22,594,240       5.77        7.296       629         151,639     80.67     46.35    43.64
Washington                  105       10,466,907       2.68        7.441       635          99,685     84.72     60.17    35.74
West Virginia                13        1,182,193       0.30        7.863       590          90,938     81.58     77.53     0.00
Wisconsin                    78        8,078,596       2.06        7.845       600         103,572     84.01     79.53     1.26
Wyoming                       2          224,554       0.06        6.815       608         112,277     88.50    100.00     0.00
                          -----     ------------     ------       ------       ---        --------    ------    ------    -----
TOTAL:                    3,813     $391,264,722     100.00%       7.603%      615        $102,613     82.86%    61.84%   20.07%
                          -----     ------------     ------       ------       ---        --------    ------    ------    -----

No more than approximately 0.40% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

ORIGINAL LOAN-TO-VALUE RATIOS

                          NUMBER      AGGREGATE                              WEIGHTED     AVERAGE     WEIGHTED
                            OF        PRINCIPAL    PERCENT OF    WEIGHTED    AVERAGE     PRINCIPAL    AVERAGE   PERCENT
RANGE OF ORIGINAL        MORTGAGE      BALANCE      MORTGAGE     AVERAGE      CREDIT      BALANCE     ORIGINAL   FULL    PERCENT
LOAN-TO-VALUE RATIOS      LOANS      OUTSTANDING      POOL        COUPON      SCORE     OUTSTANDING     LTV       DOC      IO
-----------------------   -----     ------------     ------       ------      -----     -----------   ------     -----    -----
50.00% or less               78     $  8,704,623       2.22%       7.064%      577        $111,598     39.73%    60.99%   12.02%
50.01% to 55.00%             24        3,763,802       0.96        7.153       587         156,825     53.07     52.30    17.52
55.01% to 60.00%             30        4,664,492       1.19        6.748       573         155,483     58.01     73.19    18.84
60.01% to 65.00%             62        8,659,526       2.21        7.094       572         139,670     63.16     67.18    20.32
65.01% to 70.00%            115       16,728,234       4.28        7.182       579         145,463     68.85     59.59    23.65
70.01% to 75.00%            178       24,977,754       6.38        7.163       580         140,324     73.91     62.19    15.87
75.01% to 80.00%          1,091      145,858,894      37.28        6.882       629         133,693     79.70     53.11    31.96
80.01% to 85.00%            311       42,368,857      10.83        7.442       582         136,234     84.48     78.48    18.83
85.01% to 90.00%            431       59,159,170      15.12        7.557       606         137,260     89.60     79.16    16.81
90.01% to 95.00%            140       14,868,656       3.80        8.179       622         106,205     94.59     74.50     6.57
95.01% to 100.00%         1,353       61,510,713      15.72        9.861       648          45,462     99.94     50.91     1.19
                          -----     ------------     ------       ------       ---        --------     -----     -----    -----
TOTAL:                    3,813     $391,264,722     100.00%       7.603%      615        $102,613     82.86%    61.84%   20.07%
                          -----     ------------     ------       ------       ---        --------     -----     -----    -----

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 13.41% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 11.75% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.80%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 19.98%.

LOAN PURPOSE

                          NUMBER      AGGREGATE                              WEIGHTED     AVERAGE     WEIGHTED
                            OF        PRINCIPAL    PERCENT OF    WEIGHTED    AVERAGE     PRINCIPAL    AVERAGE   PERCENT
                         MORTGAGE      BALANCE      MORTGAGE     AVERAGE      CREDIT      BALANCE     ORIGINAL   FULL    PERCENT
LOAN PURPOSE              LOANS      OUTSTANDING      POOL        COUPON      SCORE     OUTSTANDING     LTV       DOC      IO
-----------------------   -----     ------------     ------       ------      -----     -----------   ------     -----    -----
Refinance - Cashout       1,586     $209,811,321      53.62%       7.350%      594        $132,290     79.78%    71.45%   19.70%
Purchase                  2,046      161,482,313      41.27        7.949       644          78,926     86.92     47.99    20.40
Refinance - Rate/Term       181       19,971,088       5.10        7.455       599         110,338     82.39     72.85    21.27
                          -----     ------------     ------       ------       ---        --------     -----     -----    -----
TOTAL:                    3,813     $391,264,722     100.00%       7.603%      615        $102,613     82.86%    61.84%   20.07%
                          -----     ------------     ------       ------       ---        --------     -----     -----    -----

PROPERTY TYPE

                          NUMBER      AGGREGATE                              WEIGHTED     AVERAGE     WEIGHTED
                            OF        PRINCIPAL    PERCENT OF    WEIGHTED    AVERAGE     PRINCIPAL    AVERAGE   PERCENT
                         MORTGAGE      BALANCE      MORTGAGE     AVERAGE      CREDIT      BALANCE     ORIGINAL   FULL    PERCENT
PROPERTY TYPE             LOANS      OUTSTANDING      POOL        COUPON      SCORE     OUTSTANDING     LTV       DOC      IO
-----------------------   -----     ------------     ------       ------      -----     -----------   ------     -----    -----
Single Family             2,910     $298,601,468      76.32%       7.585%      610        $102,612     82.80%    64.69%   18.22%
Planned Unit Development    471       46,224,380      11.81        7.675       630          98,141     83.62     47.51    32.79
Condominium                 232       22,503,543       5.75        7.617       635          96,998     84.55     54.83    27.45
Two- to Four-Family         138       17,547,977       4.48        7.718       624         127,159     79.23     58.87     9.40
Townhouse                    29        3,461,951       0.88        7.489       614         119,378     86.38     58.85    28.01
Rowhouse                     27        2,372,061       0.61        7.472       627          87,854     82.66     70.57     6.36
Manufactured Housing          6          553,343       0.14        7.950       605          92,224     76.60     82.44     0.00
                          -----     ------------     ------       ------       ---        --------     -----     -----    -----
TOTAL:                    3,813     $391,264,722     100.00%       7.603%      615        $102,613     82.86%    61.84%   20.07%
                          -----     ------------     ------       ------       ---        --------     -----     -----    -----

DOCUMENTATION

                          NUMBER      AGGREGATE                              WEIGHTED     AVERAGE     WEIGHTED
                            OF        PRINCIPAL    PERCENT OF    WEIGHTED    AVERAGE     PRINCIPAL    AVERAGE   PERCENT
                         MORTGAGE      BALANCE      MORTGAGE     AVERAGE      CREDIT      BALANCE     ORIGINAL   FULL    PERCENT
DOCUMENTATION             LOANS      OUTSTANDING      POOL        COUPON      SCORE     OUTSTANDING     LTV       DOC      IO
-----------------------   -----     ------------     ------       ------      -----     -----------   --------   -----    -----
Full Documentation        2,268     $241,956,864      61.84%       7.464%      598        $106,683     82.92%   100.00%   18.40%
Stated Documentation      1,487      142,317,552      36.37        7.845       643          95,708     82.68      0.00    23.14
Lite Documentation           58        6,990,305       1.79        7.475       608         120,523     84.54      0.00    15.18
                          -----     ------------     ------       ------       ---        --------     -----    ------    -----
TOTAL:                    3,813     $391,264,722     100.00%       7.603%      615        $102,613     82.86%    61.84%   20.07%
                          -----     ------------     ------       ------       ---        --------     -----    ------    -----

OCCUPANCY

                          NUMBER      AGGREGATE                              WEIGHTED     AVERAGE     WEIGHTED
                            OF        PRINCIPAL    PERCENT OF    WEIGHTED    AVERAGE     PRINCIPAL    AVERAGE   PERCENT
                         MORTGAGE      BALANCE      MORTGAGE     AVERAGE      CREDIT      BALANCE     ORIGINAL   FULL    PERCENT
OCCUPANCY                 LOANS      OUTSTANDING      POOL        COUPON      SCORE     OUTSTANDING     LTV       DOC      IO
-----------------------   -----     ------------     ------       ------      -----     -----------   ------     -----    -----
Primary                   3,693     $375,921,492      96.08%       7.600%      614        $101,793     83.03%    61.70%   20.67%
Investment                  101       12,814,369       3.28        7.612       630         126,875     78.88     66.54     3.76
Second Home                  19        2,528,861       0.65        7.972       597         133,098     78.64     59.05    13.26
                          -----     ------------     ------       ------       ---        --------     -----     -----    -----
TOTAL:                    3,813     $391,264,722     100.00%       7.603%      615        $102,613     82.86%    61.84%   20.07%
                          -----     ------------     ------       ------       ---        --------     -----     -----    -----

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                          NUMBER      AGGREGATE                              WEIGHTED     AVERAGE     WEIGHTED
                            OF        PRINCIPAL    PERCENT OF    WEIGHTED    AVERAGE     PRINCIPAL    AVERAGE   PERCENT
MORTGAGE LOANS AGE       MORTGAGE      BALANCE      MORTGAGE     AVERAGE      CREDIT      BALANCE     ORIGINAL   FULL    PERCENT
(MONTHS)                  LOANS      OUTSTANDING      POOL        COUPON      SCORE     OUTSTANDING     LTV       DOC      IO
-----------------------   -----     ------------     ------       ------      -----     -----------   ------     -----    -----
3                             2     $    119,992       0.03%       8.154%      618        $ 59,996     83.51%   100.00%   79.17%
4                           724       73,592,883      18.81        7.595       615         101,648     82.32     58.67    21.42
5                         1,974      200,895,278      51.35        7.606       616         101,771     83.36     64.18    21.36
6                           695       71,606,643      18.30        7.513       617         103,031     83.34     60.42    24.61
7                           319       34,325,916       8.77        7.774       605         107,605     81.26     59.58     4.21
8                            85        9,750,284       2.49        7.620       603         114,709     78.07     52.80     6.17
9                             6          353,185       0.09        8.463       612          58,864     93.10    100.00     0.00
10                            4          365,085       0.09        7.536       605          91,271     87.60    100.00     0.00
11                            4          255,456       0.07        7.433       624          63,864     85.95     62.26    30.24
                          -----     ------------     ------       ------       ---        --------     -----    ------    -----
TOTAL:                    3,813     $391,264,722     100.00%       7.603%      615        $102,613     82.86%    61.84%   20.07%
                          -----     ------------     ------       ------       ---        --------     -----    ------    -----

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 5 months.

ORIGINAL PREPAYMENT PENALTY TERM

                          NUMBER      AGGREGATE                              WEIGHTED     AVERAGE     WEIGHTED
                            OF        PRINCIPAL    PERCENT OF    WEIGHTED    AVERAGE     PRINCIPAL    AVERAGE   PERCENT
ORIGINAL PREPAYMENT      MORTGAGE      BALANCE      MORTGAGE     AVERAGE      CREDIT      BALANCE     ORIGINAL   FULL    PERCENT
PENALTY TERM              LOANS      OUTSTANDING      POOL        COUPON      SCORE     OUTSTANDING     LTV       DOC      IO
-----------------------   -----     ------------     ------       ------      -----     -----------   ------     -----    -----
None                        784     $ 55,760,612      14.25%       8.393%      614        $ 71,123     87.07%    64.77%    7.46%
2 Months                      1          238,500       0.06        7.330       634         238,500     90.00    100.00   100.00
6 Months                      3          217,654       0.06        8.887       565          72,551     82.75    100.00     0.00
7 Months                      3          446,628       0.11        5.939       705         148,876     86.26    100.00    87.59
12 Months                   179       20,822,900       5.32        7.689       623         116,329     81.10     53.74    14.06
13 Months                     1          103,742       0.03        6.990       527         103,742     23.37      0.00     0.00
18 Months                     2          120,765       0.03        7.816       563          60,383     80.27    100.00     0.00
24 Months                 1,947      222,064,937      56.76        7.435       614         114,055     82.54     60.51    25.86
30 Months                     1          115,616       0.03        6.990       549         115,616     80.00      0.00     0.00
36 Months                   892       91,373,368      23.35        7.514       614         102,437     81.52     64.84    14.65
                          -----     ------------     ------       ------       ---        --------     -----    ------   ------
TOTAL:                    3,813     $391,264,722     100.00%       7.603%      615        $102,613     82.86%    61.84%   20.07%
                          -----     ------------     ------       ------       ---        --------     -----    ------   ------

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties was approximately 26 months.

CREDIT SCORES

                          NUMBER      AGGREGATE                              WEIGHTED     AVERAGE     WEIGHTED
                            OF        PRINCIPAL    PERCENT OF    WEIGHTED    AVERAGE     PRINCIPAL    AVERAGE   PERCENT
                         MORTGAGE      BALANCE      MORTGAGE     AVERAGE      CREDIT      BALANCE     ORIGINAL   FULL    PERCENT
RANGE OF CREDIT SCORES    LOANS      OUTSTANDING      POOL        COUPON      SCORE     OUTSTANDING     LTV       DOC      IO
-----------------------   -----     ------------     ------       ------      -----     -----------   ------     -----    -----
500                           5     $    772,029       0.20%       8.016%      500        $154,406     66.72%   100.00%    0.00%
501 to 525                   64        7,508,680       1.92        8.214       514         117,323     71.53     85.85     1.46
526 to 550                  270       35,409,192       9.05        7.603       539         131,145     75.23     83.07     8.92
551 to 575                  359       48,165,010      12.31        7.508       563         134,164     78.67     78.49    14.48
576 to 600                  524       59,566,765      15.22        7.552       589         113,677     81.22     76.49    16.84
601 to 625                  831       86,856,860      22.20        7.480       613         104,521     83.89     72.82    20.35
626 to 650                  736       68,256,915      17.45        7.720       638          92,740     86.94     51.66    25.52
651 to 675                  492       43,085,380      11.01        7.676       661          87,572     87.08     37.36    23.26
676 to 700                  232       16,977,159       4.34        7.846       688          73,177     86.08     22.81    26.40
701 to 725                  160       13,233,169       3.38        7.628       712          82,707     85.24     10.07    35.34
726 to 750                   83        6,811,743       1.74        7.397       739          82,069     86.15     20.11    28.96
751 to 775                   47        3,876,662       0.99        7.382       762          82,482     84.58     12.86    44.57
776 to 800                    7          459,753       0.12        7.926       786          65,679     89.02     61.14    28.89
801                           3          285,404       0.07        6.897       801          95,135     82.44      0.00    48.90
                          -----     ------------     ------       ------       ---        --------     -----    ------    -----
TOTAL:                    3,813     $391,264,722     100.00%       7.603%      615        $102,613     82.86%    61.84%   20.07%
                          -----     ------------     ------       ------       ---        --------     -----    ------    -----

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 500 to 801 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 615.

CREDIT GRADE

                          NUMBER      AGGREGATE                              WEIGHTED     AVERAGE     WEIGHTED
                            OF        PRINCIPAL    PERCENT OF    WEIGHTED    AVERAGE     PRINCIPAL    AVERAGE   PERCENT
                         MORTGAGE      BALANCE      MORTGAGE     AVERAGE      CREDIT      BALANCE     ORIGINAL   FULL    PERCENT
CREDIT GRADE              LOANS      OUTSTANDING      POOL        COUPON      SCORE     OUTSTANDING     LTV       DOC      IO
-----------------------   -----     ------------     ------       ------      -----     -----------   ------     -----    -----
A+                          268     $ 29,367,591       7.51%       7.479%      632        $109,581     87.68%    62.88%   28.67%
A                          1244      121,532,162      31.06        7.593       610          97,695     84.11     70.69    19.84
A-                          342       44,841,962      11.46        7.476       590         131,117     80.40     75.53    15.13
B                           424       53,149,393      13.58        7.490       577         125,352     78.80     75.01    15.64
C                           194       25,793,661       6.59        7.551       542         132,957     74.39     80.34    11.06
C-                          127       17,239,728       4.41        7.817       543         135,746     71.81     83.72     7.37
SA1                         471       36,283,402       9.27        7.660       716          77,035     85.97     15.57    32.62
SA2                         237       16,372,884       4.18        8.036       669          69,084     87.41     23.40    25.97
SA3                         506       46,683,937      11.93        7.709       651          92,261     88.31     41.12    22.89
                          -----     ------------     ------        -----       ---        --------     -----     -----    -----
TOTAL:                    3,813     $391,264,722     100.00%       7.603%      615        $102,613     82.86%    61.84%   20.07%
                          -----     ------------     ------        -----       ---        --------     -----     -----    -----

GROSS MARGINS

                          NUMBER      AGGREGATE                              WEIGHTED     AVERAGE     WEIGHTED
                            OF        PRINCIPAL    PERCENT OF    WEIGHTED    AVERAGE     PRINCIPAL    AVERAGE   PERCENT
                         MORTGAGE      BALANCE      MORTGAGE     AVERAGE      CREDIT      BALANCE     ORIGINAL   FULL    PERCENT
RANGE OF GROSS MARGINS    LOANS      OUTSTANDING      POOL        COUPON      SCORE     OUTSTANDING     LTV       DOC      IO
-----------------------   -----     ------------     ------       ------      -----     -----------   ------     -----    -----
2.001% to 2.500%              6     $    632,798       0.21%       6.424%      679        $105,466     79.95%    30.19%   68.49%
2.501% to 3.000%              6        1,077,030       0.35        6.052       668         179,505     74.11     63.35    19.53
3.001% to 3.500%              4          639,507       0.21        6.634       612         159,877     70.13     81.89     0.00
3.501% to 4.000%              7          817,190       0.27        6.324       609         116,741     77.57     65.33    31.78
4.001% to 4.500%             27        4,368,853       1.42        6.715       615         161,809     78.21     66.32     7.66
4.501% to 5.000%             70       11,003,434       3.57        6.235       620         157,192     76.46     84.16    45.92
5.001% to 5.500%            128       19,854,174       6.45        6.235       646         155,111     78.05     57.80    41.73
5.501% to 6.000%            288       43,915,685      14.27        6.477       627         152,485     77.96     59.63    36.70
6.001% to 6.500%            474       67,573,477      21.95        6.904       620         142,560     79.54     57.78    31.19
6.501% to 7.000%            730      100,550,955      32.67        7.407       602         137,741     82.68     63.94    18.84
7.001% to 7.500%            233       28,827,101       9.36        7.794       583         123,721     82.85     67.33    19.22
7.501% to 8.000%            140       16,347,275       5.31        8.306       581         116,766     87.28     82.83     8.43
8.001% to 8.500%             66        6,522,496       2.12        8.902       583          98,826     86.66     78.75     4.38
8.501% to 9.000%             35        3,549,967       1.15        9.586       562         101,428     83.17     76.64     0.00
9.001% to 9.500%             20        1,729,771       0.56       10.102       568          86,489     86.33     82.79     0.00
9.501% to 10.000%             3          272,226       0.09       10.682       531          90,742     74.08     40.39     0.00
12.001% to 12.500%            1          137,777       0.04        9.150       528         137,777     74.39      0.00     0.00
                          -----     ------------     ------       ------       ---        --------     -----     -----    -----
TOTAL:                    2,238     $307,819,715     100.00%       7.185%      609        $137,542     81.02%    64.14%   25.31%
                          -----     ------------     ------       ------       ---        --------     -----     -----    -----

As of the Cut-off Date, the Gross Margins for the Adjustable Rate Mortgage Loans ranged from 2.250% per annum to 12.150% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 6.498% per annum.

MAXIMUM MORTGAGE RATES

                          NUMBER      AGGREGATE                              WEIGHTED     AVERAGE     WEIGHTED
                            OF        PRINCIPAL    PERCENT OF    WEIGHTED    AVERAGE     PRINCIPAL    AVERAGE   PERCENT
RANGE OF MAXIMUM         MORTGAGE      BALANCE      MORTGAGE     AVERAGE      CREDIT      BALANCE     ORIGINAL   FULL    PERCENT
MORTGAGE RATES            LOANS      OUTSTANDING      POOL        COUPON      SCORE     OUTSTANDING     LTV       DOC      IO
-----------------------   -----     ------------     ------       ------      -----     -----------   ------     -----    -----
11.500% or less              17     $  2,887,304       0.94%       5.467%      638        $169,841     70.84%    58.34%   61.96%
11.501% to 12.000%           98       17,228,702       5.60        5.870       649         175,803     76.14     60.62    52.31
12.001% to 12.500%          280       44,690,226      14.52        6.300       632         159,608     77.86     59.43    46.27
12.501% to 13.000%          448       65,199,455      21.18        6.736       619         145,534     79.41     59.65    33.53
13.001% to 13.500%          366       51,631,984      16.77        7.075       605         141,071     81.10     66.73    26.52
13.501% to 14.000%          350       45,368,488      14.74        7.440       595         129,624     82.77     69.59    15.41
14.001% to 14.500%          203       25,770,932       8.37        7.774       597         126,950     83.91     70.25     6.90
14.501% to 15.000%          229       29,095,978       9.45        8.153       597         127,057     85.39     60.36     5.08
15.001% to 15.500%          123       13,644,424       4.43        8.603       591         110,930     85.10     67.07     1.83
15.501% to 16.000%           80        8,404,471       2.73        9.191       570         105,056     83.24     69.64     4.57
16.001% to 16.500%           29        2,602,644       0.85        9.889       560          89,746     82.17     83.32     0.00
16.501% to 17.000%           10          937,776       0.30       10.217       547          93,778     78.82     75.31     0.00
17.001% to 17.500%            3          245,061       0.08       10.298       547          81,687     78.70     71.65     0.00
17.501% to 18.000%            2          112,271       0.04       10.894       527          56,135     73.30    100.00     0.00
                          -----     ------------     ------       ------       ---        --------     -----    ------    -----
TOTAL:                    2,238     $307,819,715     100.00%       7.185%      609        $137,542     81.02%    64.14%   25.31%
                          -----     ------------     ------       ------       ---        --------     -----    ------    -----

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 11.000% per annum to 17.990% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 13.460% per annum.

NEXT RATE ADJUSTMENT DATE

                          NUMBER      AGGREGATE                              WEIGHTED     AVERAGE     WEIGHTED
                            OF        PRINCIPAL    PERCENT OF    WEIGHTED    AVERAGE     PRINCIPAL    AVERAGE   PERCENT
NEXT RATE ADJUSTMENT     MORTGAGE      BALANCE      MORTGAGE     AVERAGE      CREDIT      BALANCE     ORIGINAL   FULL    PERCENT
DATE                      LOANS      OUTSTANDING      POOL        COUPON      SCORE     OUTSTANDING     LTV       DOC      IO
-----------------------   -----     ------------     ------       ------      -----     -----------   ------     -----    -----
October 2005                  3     $    429,644       0.14%       5.837%      643        $143,215     70.15%    19.77%    0.00%
October 2006                  1          130,053       0.04        7.500       589         130,053     90.00    100.00     0.00
November 2006                 3          317,319       0.10        7.376       613         105,773     88.12    100.00     0.00
January 2007                 52        6,973,537       2.27        7.402       602         134,106     78.43     52.01     4.77
February 2007               169       22,340,623       7.26        7.562       599         132,193     80.64     57.45     5.32
March 2007                  330       44,962,791      14.61        7.043       613         136,251     81.04     61.00    30.82
April 2007                  994      137,730,853      44.74        7.186       610         138,562     81.53     67.51    27.41
May 2007                    329       45,412,857      14.75        7.151       610         138,033     80.21     61.95    28.55
June 2007                     1           95,000       0.03        7.300       618          95,000     79.17    100.00   100.00
October 2007                  1           77,243       0.03        6.375       672          77,243     80.00      0.00   100.00
January 2008                 11        1,390,095       0.45        7.641       575         126,372     75.29     69.61    19.32
February 2008                47        6,171,673       2.00        7.540       597         131,312     80.06     79.79     4.19
March 2008                   70       10,626,984       3.45        7.109       613         151,814     82.44     67.30    30.97
April 2008                  127       17,238,826       5.60        7.091       618         135,739     80.91     59.80    28.11
May 2008                     95       13,337,689       4.33        7.054       607         140,397     80.58     61.18    19.88
January 2010                  1          151,223       0.05        6.875       652         151,223     80.00      0.00     0.00
March 2010                    1          105,877       0.03        6.900       584         105,877     80.00    100.00   100.00
April 2010                    2          230,800       0.07        6.352       675         115,400     80.00     40.90   100.00
May 2010                      1           96,629       0.03        6.625       636          96,629     80.00    100.00     0.00
                          -----     ------------     ------        -----       ---        --------     -----    ------   ------
TOTAL:                    2,238     $307,819,715     100.00%       7.185%      609        $137,542     81.02%    64.14%   25.31%
                          -----     ------------     ------        -----       ---        --------     -----    ------   ------

MORTGAGE INSURANCE

                          NUMBER      AGGREGATE                              WEIGHTED     AVERAGE     WEIGHTED
                            OF        PRINCIPAL    PERCENT OF    WEIGHTED    AVERAGE     PRINCIPAL    AVERAGE   PERCENT
MORTGAGE                 MORTGAGE      BALANCE      MORTGAGE     AVERAGE      CREDIT      BALANCE     ORIGINAL   FULL    PERCENT
INSURANCE                 LOANS      OUTSTANDING      POOL        COUPON      SCORE     OUTSTANDING     LTV       DOC      IO
-----------------------   -----     ------------     ------       ------      -----     -----------   ------     -----    -----
No Insurance              3,049     $286,918,062      73.33%       7.613%      617        $ 94,102     80.27%    54.88%   21.27%
Mortgage Insurance          764      104,346,660      26.67        7.575       607         136,579     89.98     80.98    16.76
                          -----     ------------     ------        -----       ---        --------     -----     -----    -----
TOTAL:                    3,813     $391,264,722     100.00%       7.603%      615        $102,613     82.86%    61.84%   20.07%
                          -----     ------------     ------        -----       ---        --------     -----     -----    -----

MORTGAGE RATES-ARM

                          NUMBER      AGGREGATE                            WEIGHTED    AVERAGE     WEIGHTED
                            OF        PRINCIPAL    PERCENT OF  WEIGHTED    AVERAGE    PRINCIPAL    AVERAGE     PERCENT
RANGE OF MORTGAGE        MORTGAGE      BALANCE      MORTGAGE   AVERAGE      CREDIT     BALANCE     ORIGINAL      FULL       PERCENT
RATES-ARM                 LOANS      OUTSTANDING      POOL      COUPON      SCORE    OUTSTANDING     LTV     DOCUMENTATION    IO
-----------------------   -----     ------------     ------     ------      -----    -----------   ------    -------------   -----
5.500% or less               26     $  4,543,808       1.48%     5.357%      639       $174,762     72.58%       76.53%      62.04%
5.501% to 6.000%            129       22,463,455       7.30      5.892       642        174,135     76.52        68.58       52.22
6.001% to 6.500%            341       54,627,572      17.75      6.328       629        160,198     78.42        63.46       44.67
6.501% to 7.000%            531       76,540,509      24.87      6.823       618        144,144     79.58        58.00       28.53
7.001% to 7.500%            397       54,015,023      17.55      7.297       601        136,058     81.04        62.32       19.85
7.501% to 8.000%            373       47,931,427      15.57      7.806       590        128,502     83.97        65.39       10.74
8.001% to 8.500%            178       21,308,787       6.92      8.294       593        119,712     86.60        70.63        2.50
8.501% to 9.000%            138       14,880,236       4.83      8.769       588        107,828     87.40        71.24        4.19
9.001% to 9.500%             57        5,153,078       1.67      9.295       578         90,405     84.93        74.99        2.13
9.501% to 10.000%            40        4,001,364       1.30      9.807       564        100,034     83.96        75.74        0.00
10.001% to 10.500%           22        1,863,961       0.61     10.278       561         84,725     84.19        86.51        0.00
10.501% to 11.000%            6          490,496       0.16     10.885       532         81,749     74.97        66.92        0.00
                          -----     ------------     ------     ------       ---       --------     -----        -----       -----
TOTAL:                    2,238     $307,819,715     100.00%     7.185%      609       $137,542     81.02%       64.14%      25.31%
                          -----     ------------     ------     ------       ---       --------     -----        -----       -----

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.990% per annum to 10.990% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 7.185% per annum.

MORTGAGE RATES-FRM

                          NUMBER    AGGREGATE                             WEIGHTED    AVERAGE     WEIGHTED
                            OF      PRINCIPAL    PERCENT OF    WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE      PERCENT
RANGE OF MORTGAGE        MORTGAGE    BALANCE      MORTGAGE     AVERAGE     CREDIT     BALANCE     ORIGINAL       FULL       PERCENT
RATES-FRM                 LOANS    OUTSTANDING      POOL        COUPON     SCORE    OUTSTANDING     LTV      DOCUMENTATION    IO
-----------------------   -----    -----------     ------       ------     -----    -----------   ------     -------------   -----
5.501% to 6.000%              5    $   978,944       1.17%       5.958%     587       $195,789     67.02%       100.00%       0.00%
6.001% to 6.500%             16      2,317,117       2.78        6.386      632        144,820     73.40         63.60       16.05
6.501% to 7.000%             69      9,331,192      11.18        6.847      612        135,235     74.58         74.04        0.00
7.001% to 7.500%             68      8,448,022      10.12        7.288      606        124,236     75.96         73.55        1.75
7.501% to 8.000%             81      8,048,396       9.65        7.796      605         99,363     76.27         73.95        1.01
8.001% to 8.500%             49      3,945,835       4.73        8.334      609         80,527     86.38         71.41        0.00
8.501% to 9.000%             79      4,850,124       5.81        8.830      615         61,394     88.44         76.59        0.00
9.001% to 9.500%            105      4,189,904       5.02        9.420      655         39,904     97.27         52.94        0.00
9.501% to 10.000%           282     10,876,749      13.03        9.925      661         38,570     99.56         51.50        0.00
10.001% to 10.500%          215      8,313,904       9.96       10.367      660         38,669     99.49         31.20        0.00
10.501% to 11.000%          414     15,569,642      18.66       10.869      649         37,608     99.69         26.68        0.00
11.001% to 11.500%          129      4,396,028       5.27       11.284      643         34,078     99.85         28.08        0.00
11.501% to 12.000%           53      1,936,032       2.32       11.843      630         36,529     99.32         30.34        0.00
12.001% to 12.500%            7        162,528       0.19       12.281      627         23,218     99.92         32.20        0.00
12.501% to 13.000%            3         80,591       0.10       12.767      642         26,864    100.00         26.53        0.00
                          -----    -----------     ------       ------      ---       --------    ------        ------       -----
TOTAL:                    1,575    $83,445,006     100.00%       9.143%     633       $ 52,981     89.67%        53.36%       0.72%
                          -----    -----------     ------       ------      ---       --------    ------        ------       -----

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.875% per annum to 12.850% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 9.143% per annum.